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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 21, 1994

                               PRICE/COSTCO, INC.

             (Exact name of registrant as specified in its charter)

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
           DELAWARE                          0-20355                        33-0572969
 (State or other jurisdiction       (Commission File Number)               (IRS Employer
       of incorporation)                                                Identification No.)
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              10809 120TH AVENUE N.E., KIRKLAND, WASHINGTON 98033
              (Address of principal executive offices) (Zip Code)

                                 (206) 828-8100
               Registrant's telephone number, including area code

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         (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On December 21, 1994, Price/Costco, Inc. ("PriceCostco") completed its exchange offer pursuant to which it offered to exchange one share of common stock, par value $.0001 per share ("Price Enterprises Common Stock"), of Price Enterprises, Inc. ("Price Enterprises") for each share of common stock, par value $.01 per share, of PriceCostco ("PriceCostco Common Stock"), up to a maximum of 27 million shares of Price Enterprises Common Stock (constituting all of the outstanding shares of Price Enterprises Common Stock), upon the terms and subject to the conditions set forth in an Offering Circular/Prospectus dated November 21, 1994 (the "Offering Circular/Prospectus"), as supplemented by a Supplement dated December 7, 1993 (the "Supplement"), and the related Letters of Transmittal (which, together with the Offering Circular/Prospectus and the Supplement, constituted the "Exchange Offer"). The Exchange Offer expired at 12:00 midnight, New York City time, on December 20, 1994 in accordance with its terms. Pursuant to the Exchange Offer, 23,231,016 shares of PriceCostco Common Stock were properly tendered and accepted by PriceCostco for exchange and 23,231,016 shares of Price Enterprises Common Stock were issued in exchange therefor. Following such exchange, PriceCostco holds 3,768,984 shares of Price Enterprises Common Stock. Pursuant to an Agreement of Transfer and Plan of Exchange, dated July 28, 1994 (as amended, the "Transfer and Exchange Agreement"), a copy of which was included as Annex II to the Offering Circular/ Prospectus, PriceCostco is required, at its option, either (i) to distribute such shares of Price Enterprises Common Stock pro rata to holders of PriceCostco Common Stock or (ii) to sell such shares to Price Enterprises in exchange for a promissory note. No decision has yet been made with respect to what action PriceCostco will take.

    Pursuant to the Transfer and Exchange Agreement, as of August 28, 1994, PriceCostco caused to be transferred, or, in certain cases will cause to be transferred, to Price Enterprises certain commercial real estate and other assets specified in the Transfer and Exchange Agreement (the "Transferred Assets") in exchange for 27 million shares of Price Enterprises Common Stock and the assumption by Price Enterprises of certain liabilities of PriceCostco relating to the Transferred Assets.

    The foregoing is only a summary of such transactions and is qualified in its entirety by reference to the Offering Circular/Prospectus, as amended by the Supplement, each of which is hereby incorporated by reference herein.

ITEM 5.  OTHER EVENTS.

    On December 19, 1994, a lawsuit was filed by alleged stockholders of PriceCostco in the United States District Court, Western District of Washington, captioned GEORGE SNYDER AND JACK FARBER V. PRICE/COSTCO, INC., ET AL., Case No. C 94-1874. PriceCostco, certain of its current and former officers, directors and stockholders and Price Enterprises are named as defendants. The lawsuit purports to be a class action and derivative action. The complaint alleges, among other things, violation of certain state and federal securities laws in connection with the Exchange Offer. Plaintiffs seek unspecified damages and declaratory and equitable relief. Although it is too soon to predict the outcome of the case with any certainty, based on its current knowledge of the facts, PriceCostco denies plaintiffs' allegations, believes the case is without merit and will vigorously defend the action.

    PriceCostco, Price Enterprises, Mexico Clubs, L.L.C. ("Mexico Clubs"), Price Club de Mexico, S.A. de C.V. ("Price Club Mexico") and Controladora Comercial Mexicana, S.A. de C.V. ("Comercial Mexicana") have extended the deadline to
January  10,  1995  to  execute  definitive  agreements  with  respect  to   the
transactions contemplated by a Memorandum of Understanding dated December 1, 1994 (the "Memorandum of Understanding"). The previous deadline was December 31, 1994. Comercial Mexicana has indicated that it is reviewing the terms of the proposed transaction in light of the recent peso devaluation. The Memorandum of Understanding contemplates (i) the proposed purchase by Comercial Mexicana or its assignee of the 50% interest in Price Club Mexico owned indirectly by Mexico Clubs and (ii) PriceCostco and Price Club Mexico entering into certain agreements, in connection with such transaction, with respect to the use of the "Price Club" name by Price Club Mexico, the sourcing of certain merchandise to Price Club Mexico by PriceCostco, the use of certain computer software by Price Club Mexico and the training of employees of Price Club Mexico by PriceCostco. The Memorandum of Understanding expresses the non-binding intent of the parties and is not intended to be a binding agreement, preliminary or otherwise.
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Consummation of the transactions contemplated by the Memorandum of Understanding is subject to the execution of definitive agreements. If definitive agreements are not executed on or before January 10, 1995, the Memorandum of Understanding will have no further force and effect.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (b) PRO FORMA FINANCIAL INFORMATION.

            The information set forth  under the caption "PRICECOSTCO  UNAUDITED
            PRO   FORMA  CONDENSED   FINANCIAL  INFORMATION"   in  the  Offering
            Circular/Prospectus is incorporated by reference herein.

        (c) EXHIBITS.

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
      2.1 Amended and Restated Agreement of Transfer and Plan of Exchange, dated as of November 14, 1994, between Price/Costco, Inc. and Price Enterprises, Inc. (included as Annex II to the Offering Circular/Prospectus).
     99.1 Offering Circular/Prospectus, dated November 21, 1994 (incorporated herein by reference to Exhibit (a)(1) to the Issuer Tender Offer Statement on Schedule 13E-4 of Price/Costco, Inc. filed with the Securities and Exchange Commission on November 21, 1994).
     99.2 Supplement, dated December 7, 1994 (incorporated herein by reference to Exhibit (a)(10) to Amendment No. 1 to the Issuer Tender Offer Statement on Schedule 13E-4 of Price/Costco, Inc. filed with the Securities and Exchange Commission on December 7, 1994).
     99.3  Press Release, dated December 21, 1994.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRICE/COSTCO, INC.

                                          By:        /s/ DONALD E. BURDICK

                                             -----------------------------------
                                              Name: Donald E. Burdick
                                             Title: Vice President

Dated: January 3, 1995
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                                 EXHIBIT INDEX

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
 EXHIBIT                                                                                                         PAGE
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
      2.1  Amended and Restated Agreement of Transfer and Plan of Exchange, dated as of November 14, 1994, between Price/Costco, Inc. and Price Enterprises, Inc. (included as Annex II to the Offering
           Circular/Prospectus).
     99.1  Offering Circular/Prospectus, dated November 21, 1994 (incorporated herein by reference to Exhibit
           (a)(1) to the Issuer Tender Offer Statement on Schedule 13E-4 of Price/Costco, Inc. filed with the
           Securities and Exchange Commission on November 21, 1994).
     99.2  Supplement, dated December 7, 1994 (incorporated herein by reference to Exhibit (a)(10) to
           Amendment No. 1 to the Issuer Tender Offer Statement on Schedule 13E-4 of Price/Costco, Inc. filed with the Securities and Exchange Commission on December 7, 1994).
     99.3  Press Release, dated December 21, 1994.
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